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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                        --------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 8, 2002


                     INTERDIGITAL COMMUNICATIONS CORPORATION
             ------------------------------------------------------
               (Exact name of Registrant as specified in charter)



          PENNSYLVANIA                      1-11152                23-1882087
(State or Other Jurisdiction of           (Commission           (I.R.S. Employer
 Incorporation or Organization)           file number)           Identification
                                                                     Number)



           781 Third Avenue, King of Prussia, Pennsylvania 19406-1409
              (Address and zip code of principal executive offices)

                                 (610) 878-7800
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.
         -------------

The Federal District Court has set February 10, 2003 as the start date for the jury trial in the patent infringement lawsuit involving the Company, its wholly-owned subsidiary, InterDigital Technology Corporation, and Ericsson Inc. In the interim, court ordered mediation continues between the parties.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTERDIGITAL COMMUNICATIONS CORPORATION



                                 By: /s/ Lawrence F. Shay
                                     ------------------------------------
                                     Lawrence F. Shay
Dated:  July 12, 2002                Vice President, General Counsel and
                                     Corporate Secretary